Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Basis of Presentation and Summary of Significant Accounting Policies
2.	Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”). The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Annie’s Homegrown, Inc., Napa Valley Kitchen, Inc. and Annie’s Enterprises, Inc. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reported periods. Actual results could differ from those estimates.

Significant Risks and Uncertainties

The Company’s future results of operations involve a number of risks and uncertainties. Factors that could affect the Company’s future operating results and cause actual results to vary materially from expectations include, but are not limited to, fluctuations in commodity prices, specifically wheat and flour, dairy products, oils and sugar, continued acceptance of the Company’s products, competition from substitute products and larger companies and dependence on strategic relationships. The Company relies on contract manufacturers to manufacture and third-party logistics to distribute its products. The Company’s manufacturers and suppliers may encounter supply interruptions or problems during manufacturing due to a variety of reasons, including failure to comply with applicable regulations, equipment malfunction and weather and environmental factors, any of which could delay or impede the Company’s ability to meet demand.

Concentration Risk

The Company controls credit risk through credit approvals, credit limits and monitoring procedures. The Company performs periodic credit evaluations of its customers and records an allowance for uncollectible accounts receivable based on a specific identification methodology. In addition, management may record an additional allowance based on the Company’s experience with accounts receivable aging categories. Accounts receivable are recorded net of allowances for trade discounts and doubtful accounts. As of March 31, 2012 and 2011, the Company had $5.2 million and $5.0 million, respectively, for allowance for trade discounts. The Company had no allowance for doubtful accounts as of March 31, 2012 and 2011.

Customers with 10% or more of the Company’s net sales and accounts receivable consist of the following:

	Net Sales			Accounts Receivable(1)
	Customer A	Customer B	Customer C
Fiscal Year Ended March 31,
2012	25%	15%	11%	66%
2011	28%	12%	12%	51%
2010	31%	*	10%	—

*	Represents less than 10% of net sales
—	Not presented
(1)	In fiscal 2012, two customers represented 45% and 21%, respectively, of accounts receivable. The same two customers represented 30% and 21%, respectively, of accounts receivable in fiscal 2011.

The Company relies on a limited number of suppliers for the ingredients used in manufacturing its products. In order to mitigate any adverse impact from a disruption of supply, the Company attempts to maintain an adequate supply of ingredients and believes that other vendors would be able to provide similar ingredients if supplies were disrupted. The Company outsources the manufacturing of its products to contract manufacturers in the U.S. Two vendors accounted for 26% and 51% of accounts payable at March 31, 2012 and 2011, respectively.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the reporting date. The accounting guidance establishes a three-tiered hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1—Quoted prices in active markets for identical assets or liabilities.

Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The categorization of a financial instrument within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement.

The carrying amounts of the Company’s financial instruments, including cash, accounts receivable, accounts payable and accrued liabilities, approximate fair value due to their relatively short maturities. The carrying amount of the convertible preferred stock warrant liability represents its estimated fair value (Note 9). Based on the borrowing rates available to the Company for debt with similar terms and consideration of default and credit risk, the carrying value of the credit facility at March 31, 2012 approximated its fair value.

Cash

The Company’s cash consists of highly liquid investments with original maturity of three months or less.

Inventories

Inventories are recorded at the lower of cost (determined under the first-in-first-out method) or market. Write downs are provided for finished goods expected to become nonsaleable due to age and provisions are specifically made for slow moving or obsolete raw ingredients and packaging. The Company also adjusts the carrying value of its inventories when it believes that the net realizable value is less than the carrying value. These write-downs are measured as the difference between the cost of the inventory, including estimated costs to complete, and estimated selling prices. These charges are recorded as a component of cost of sales. Once inventory is written down, a new, lower-cost basis for that inventory is established.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized using the straight-line method over the shorter of the lease term or estimated useful lives. Maintenance and repairs are charged to expense as incurred. Assets not yet placed in use are not depreciated.

The useful lives of the property and equipment are as follows:

Equipment and automotive	3 to 7 years
Software	3 to 7 years
Plates and dies	3 years
Leasehold improvements	Shorter of lease term or estimated useful life

The Company capitalizes certain internal and external costs related to the development and enhancement of the Company’s internal-use software. Capitalized internal-use software development costs are included in property and equipment on the accompanying consolidated balance sheets. At March 31, 2012 and 2011, capitalized software development costs, net of accumulated amortization, totaled approximately $2.0 million and $434,000, respectively. As of March 31, 2012, of the $2.0 million capitalized software development costs, net of accumulated amortization, $1.6 million was still in construction in progress.

Goodwill

In connection with prior acquisitions, the Company recorded $30.8 million of goodwill resulting from the excess of the purchase price over the fair value of the assets acquired and the liabilities assumed.

Goodwill is tested for impairment annually in the fourth fiscal quarter and whenever events or changes in circumstances indicate the carrying value of goodwill may not be recoverable. Triggering events that may indicate impairment include, but are not limited to, significant adverse change in customer demand or business climate that could affect the value of an asset or significant decrease in expected cash flows at the reporting unit. When impaired, the carrying value of goodwill is written down to fair value. The goodwill impairment test involves a two-step process and is tested at the Company’s sole reporting unit level by comparing the reporting unit’s carrying amount, including goodwill, to the fair value of the reporting unit. If the carrying amount of the sole reporting unit exceeds its fair value, the second step of the goodwill impairment test shall be performed to measure the amount of impairment loss, if any. There was no impairment of goodwill identified during the years ended March 31, 2012, 2011 and 2010.

In September 2011, the FASB issued updated guidance on testing goodwill for impairment. The guidance simplifies how entities test goodwill for impairment and permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis to determine whether it is necessary to perform the two-step goodwill impairment test. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments include a number of events and circumstances for an entity to consider the qualitative assessment. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 (the year ending March 31, 2013 for the Company). Early adoption is permitted. The Company adopted the guidance during the fourth quarter of fiscal 2012 and the adoption did not have an impact on its consolidated financial statements.

Impairment of Long-lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable and prior to any goodwill impairment test. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. There was no impairment of long-lived assets during the years ended March 31, 2012, 2011 and 2010.

Convertible Preferred Stock Warrant Liability

The Company accounts for the warrant to purchase shares of its convertible preferred stock as a liability at fair value upon issuance, because the warrant may obligate the Company to transfer assets to the holder at a future date under certain circumstances, such as a change of control. The warrant is subject to remeasurement to fair value at each balance sheet date, and any change in fair value is recognized in other income (expense), net in the consolidated statements of operations. See “Out-of-Period Adjustment” below. The liability is adjusted for changes in fair value until the earliest of the exercise, expiration of the convertible preferred stock warrant and conversion to a warrant to purchase common stock.

Convertible Preferred Stock

The holders of the Company’s convertible preferred stock control the vote of stockholders and board of directors through appointed representatives. As a result, the holders of the convertible preferred stock can force a change of control that would trigger liquidation. As redemption of the convertible preferred stock through liquidation is outside of the Company’s control, all shares of convertible preferred stock have been presented outside of permanent equity on the consolidated balance sheets.

Sales Recognition and Sales Incentives

Sales of the Company’s products are recognized when persuasive evidence of an arrangement exists, the price is fixed or determinable, ownership and risk of loss have been transferred to the customer either upon delivery or pick up of products by the customer and there is a reasonable assurance of collection of the sales proceeds. Generally, the Company extends uncollateralized credit to its retailers and distributors ranging up to 30 days and performs ongoing credit evaluation of its customers. The payment terms are typically net-30 with a discount for net-10 payment. The Company recognizes sales net of estimated trade allowances, slotting fees, sales incentives, cash discounts and returns. The cost of these trade allowances, slotting fees and sales incentives is estimated using a number of factors, including customer participation and redemption rates. The Company has entered into contracts with various retailers granting an allowance for spoils and damaged products. Amounts related to shipping and handling that are billed to customers are reflected in net sales and the related shipping and handling costs are reflected in selling, general and administrative expenses. Product returns have not historically been material.

Cost of Sales

Cost of sales consists of the costs of ingredients utilized in the manufacture of products, contract manufacturing fees, packaging and in-bound freight charges. Ingredients account for the largest portion of the cost of sales, followed by contract manufacturing fees and packaging.

Shipping and Handling Costs

Shipping and handling costs are included in selling, general and administrative expenses in the consolidated statements of operations. Shipping and handling costs primarily consist of costs associated with moving finished products to customers, including costs associated with distribution center, route delivery costs and the cost of shipping products to customers through third-party carriers. Shipping and handling costs recorded as a component of selling, general and administrative expenses were $4.8 million, $4.7 million and $4.3 million for the years ended March 31, 2012, 2011 and 2010, respectively.

Research and Development Costs

Research and development costs primarily consist of consumer research, employee-related costs for personnel responsible for the research and development of new products, supplies and materials. Research and development costs recorded as a component of selling, general and administrative expenses were approximately $2.0 million, $2.1 million and $1.3 million for the years ended March 31, 2012, 2011 and 2010, respectively.

Advertising Costs

Advertising costs are expensed as incurred. Total advertising costs for the years ended March 31, 2012, 2011 and 2010 included in selling, general and administrative expenses were approximately $1.2 million, $0.8 million and $1.1 million, respectively.

Segment Reporting

The Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification Topic 280, Segment Reporting, establishes standards for reporting information about a company’s operating segments. The Company determined its operating segment on the same basis that it uses to evaluate its performance internally. The Company has one business activity, marketing and distribution of natural and organic food products, and operates as one operating segment. The Company’s chief operating decision-maker, its chief executive officer, reviews its operating results on an aggregate basis for purposes of allocating resources and evaluating financial performance.

Stock-Based Compensation

The Company maintains performance incentive plans under which nonqualified stock options, restricted stock units and performance share units are granted to eligible employees and directors. The cost of stock-based transactions is recognized in the financial statements based upon fair value. The fair value of restricted stock units and performance share units is determined based on the number of units or shares, as applicable, granted and the closing price of the Company’s common stock as of the grant date. Stock-based compensation related to performance share units reflects the estimated probable outcome at the end of the performance period. The fair value of stock options is determined as of the grant date using the Black-Scholes option pricing model. Fair value is recognized as expense on a straight line basis, net of estimated forfeitures, over the employee requisite service period.

The benefits of tax deductions in excess of recognized compensation costs are reported as a credit to additional paid-in capital and as financing cash flows, but only when such excess tax benefits are realized by a reduction to current taxes payable.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company recognizes deferred tax assets when, based upon available evidence, realization of the assets is more likely than not.

The accounting standard for uncertainty in income taxes prescribes a recognition threshold that a tax position is required to meet before being recognized in the financial statements and provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition issues. Differences between tax positions taken in a tax return and amounts recognized in the financial statements generally result in an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, or a reduction in a deferred tax asset or an increase in a deferred tax liability, or both.

The Company recognizes interest and penalties related to tax positions in income tax expense. To the extent that accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. No interest or penalties have been accrued for any period presented.

Net Income Per Share of Common Stock

Basic net income per share of common stock is calculated by dividing the net income attributable to common stockholders by the weighted-average number of shares of common stock outstanding for the period. Diluted net income per share of common stock is computed by giving effect to all potentially dilutive securities outstanding during the period. Potential common shares include those underlying our convertible preferred stock (using the if-converted method), stock options to purchase our common stock (using the treasury stock method) and the warrant to purchase our convertible preferred stock (using the treasury stock method). The potential common shares from the convertible preferred stock warrant and convertible preferred stock had an anti-dilutive effect on the earnings per share, and, accordingly, were excluded from the calculation for the periods presented, as applicable. The Company uses income from operations to determine whether potential common shares are dilutive or anti-dilutive.

Net income attributable to common stockholders was allocated using the two-class method. The two-class method is an earnings allocation method for calculating earnings per share when a company’s capital structure includes two or more classes of common stock or common stock and participating securities. Under this method, the Company reduced income from operations by the dividends paid to convertible preferred stockholders and the rights of the convertible preferred stockholders to participate in any undistributed earnings. The undistributed earnings were allocated based on the relative percentage of weighted average shares of outstanding convertible preferred stock to the total number of weighted average shares of outstanding common and convertible preferred stock.

Out-of-Period Adjustment

During fiscal 2012, the Company corrected an error in the measurement of the convertible preferred stock warrant liability. The correction increased the fair value of the convertible preferred stock warrant liability by $949,000, decreased additional paid-in capital by $431,000 with a corresponding increase in expense of $518,000, which was recorded in other income (expense), net in the accompanying statement of operations during fiscal 2012. The correction was an accumulation of an error that should have been recorded in prior periods and would have increased net loss for fiscal 2009 by $44,000, increased net income by $79,000 for fiscal 2010 and decreased net income by $553,000 for fiscal 2011. Management has assessed the impact of this error and does not believe that it is material, either individually or in the aggregate, to any prior period financial statements or to the financial statements for the year ended March 31, 2012.